UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 5, 2004

Nuevo Energy Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	76-0304436
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

1021 Main, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 652-0706

ITEM 5. OTHER EVENTS

     On March 5, 2004, Nuevo Energy Company announced the appointment of Michael S. Wilkes as Chief Financial Officer in a press release attached hereto as Exhibit 99.1.

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ITEM 7. EXHIBITS

(a)	Exhibits

99.1	Press release dated March 5, 2004, announcing the appointment of Michael S. Wilkes as Chief Financial Officer.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NUEVO ENERGY COMPANY (Registrant)
Date: March 5, 2004	By:	/s/ James L. Payne
James L. Payne
Chairman, President and Chief Executive Officer

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EXHIBIT INDEX

99.1	Press release dated March 5, 2004, announcing the appointment of Michael S. Wilkes as Chief Financial Officer.

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